UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2001


SALOMON BROTHERS MORTGAGE SECURITIES VII Inc.
Mortgage Pass-Through Certificates, Series 2001-2
              (Exact name of registrant as specified in its charter)

New York (governing law of            033-11429
Pooling and Servicing Agreement)     (Commission
(State or other                      File Number)       13-3439681
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Citibank, N.A.
       399 Park Avenue
       New York, NY                                         10043
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (212) 657-2186


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On December 26, 2001 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII Inc., Mortgage Pass-Through Certificates, Series 2001-2.


ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                             Monthly report distributed to
                                               holders of Mortgage Pass-
                                               Through Certificates, Series
                                               2001-2, relating to the
                                               December 26, 2001 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.